UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

07/15/05

Date of Report (Date of earliest event reported)

SAFECO CORPORATION

(Exact name of registrant as specified in Charter)

WASHINGTON	1-6563	91-0742146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Safeco Plaza, Seattle, Washington	98185
(Address of principal executive officers)	(Zip Code)

(206) 545-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

Safeco Chairman and Chief Executive Officer Mike McGavick today announced plans to leave his CEO post, effective August 31, 2005. He will retain his duties as chairman of the board and will provide other transitional leadership as needed at least through the end of this year. More information is included in the press release filed as an exhibit to this Form 8-K.

In an unrelated action, on July 15, 2005, Safeco’s Board of Directors appointed Peter L.S. Currie as a Class II director. He will stand for election at the 2006 annual meeting of shareholders. More information is included in the press release filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press release “Mike McGavick Announces Plans to Leave Safeco”

Exhibit 99.2 - Press release “Peter L.S. Currie Appointed to Safeco Board of Directors”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFECO CORPORATION
Registrant

Dated: July 18, 2005	/s/ Charles Horne
Charles Horne Senior Vice President and Controller